Barclays Global Consumer Staples Conference September 10, 2015 Exhibit 99.2

Brian Gladden EVP and Chief Financial Officer

Forward-looking statements

This
presentation
contains
a
number
of
forward-looking
statements.
Words,
and
variations
of
words,
such
as
“will,”
“expect,”
“intend,”
“believe,”
“estimate,”
“anticipate,”
“plan,”
“deliver,”
“drive,”
“prospect,”
“potential,”
“opportunity,”
“target,”
“outlook”
and
similar
expressions
are
intended
to
identify
our
forward-looking
statements,
including,
but
not
limited
to,
statements
about:
our
future
performance,
including
our
future
revenue
growth,
earnings
per
share,
operating
income,
margins
and
cash
flow;
our
supply
chain
transformation;
overheads
and
overhead
cost
reduction
initiatives;
productivity;
shared
services
capability;
our
investments
and
the
results
of
those
investments;
A&C
spending;
market
growth
and
changing
consumption
patterns;
innovation;
opportunities
for
growth
in
our
portfolio;
our
well-being
portfolio
and
goals;
growth
in
and
revenues
from
e-commerce;
execution
of
our
strategy;
prospects
for
the
coffee
transaction
and
acquisitions;
share
repurchases;
shareholder
returns;
and
our
Outlook,
including
2015
Organic
Net
Revenue
growth
and
2015
and
2016
Adjusted
Operating
Income
margin.
These
forward-looking
statements
are
subject
to
a
number
of
risks
and
uncertainties,
many
of
which
are
beyond
our
control,
which
could
cause
our
actual
results
to
differ
materially
from
those
indicated
in
our
forward-looking
statements.
Such
factors
include,
but
are
not
limited
to,
risks
from
operating
globally
and
in
emerging
markets;
changes
in
currency
exchange
rates,
controls
and
restrictions;
continued
volatility
of
commodity
and
other
input
costs;
weakness
in
economic
conditions;
weakness
in
consumer
spending
or
demand;
changes
in
consumer
preferences;
pricing
actions;
unanticipated
disruptions
to
our
business;
competition;
our
global
workforce;
the
restructuring
program
and
our
other
transformation
initiatives
not
yielding
the
anticipated
benefits;
changes
in
the
assumptions
on
which
the
restructuring
program
is
based;
and
tax
law
changes.
Please
also
see
our
risk
factors,
as
they
may
be
amended
from
time
to
time,
set
forth
in
our
filings
with
the
SEC,
including
our
most
recently
filed
Annual
Report
on
Form
10-K.
Mondel
z
International
disclaims
and
does
not
undertake
any
obligation
to
update
or
revise
any
forward-looking
statement
in
this
presentation,
except
as
required
by
applicable
law
or
regulation.

Strategies driving transformation agenda

Reduce Costs
Supply Chain Reinvention
Lower Overheads
Margin Expansion
& Investment Fuel
Invest for Growth
Step-Up A&C Investments
Fill In Consumer Spaces
Sustainable Growth
Over the Long Term
Focus Portfolio
Coffee Transaction
Bolt-On Acquisitions
~85% of Revenue
from Snacks

Driving sustainable top-
and bottom-line
growth to deliver top-tier shareholder returns
5
Gain / hold market share
Allocate resources to
highest
return
opportunities
Accelerate expansion of
Power Brands &
innovation platforms
across key markets
Expand
into
White
Spaces
Invest in Power Brands,
innovation platforms, sales
capabilities and routes to
market
Leverage
operating
model
to drive speed & scale
Leverage consumer and
customer insights
Deliver strong net
productivity
Produce Power Brands
on advantaged assets
Build best-in-class
manufacturing footprint
Leverage Zero-Based
Budgeting tools
Migrate toward shared
services
Simplify organization
model
Top-Tier
Shareholder
Returns
Drive
Revenue
Growth
Expand
Gross
Margin
Reduce
Overheads
Invest for
Growth

Long-term targets unchanged

Long-Term Targets
Adjusted EPS Growth:
Double Digit
1
Organic Net Revenue Growth:
At or Above Category Growth
Adjusted Operating Income Growth:
High Single Digit
1
1. Constant currency.

Strong total shareholder returns
Source:  FactSet
1.
Effective date of the spin-off of the North America grocery business.
2.
S&P 500 Consumer Stapes Sector Index.
7
-2.1%
-0.8%
17.5%
S&P
500
MDLZ
S&P 500
Consumer
Staples
2
YTD August 31, 2015
46.4%
41.7%
59.5%
S&P
500
S&P 500
Consumer
Staples
2
MDLZ
Since
Oct.
1,
2012
1

Returned $9.7 billion since the spin

2.7
4.6
6.8
0.5
1.5
2.4
2.9
2012
2013
2014
YTD June 2015
$0.5
$4.2
$7.0
$9.7
Cumulative Cash Returned to Shareholders
($ billions)
1
1.
Since October 1, 2012, the effective date of the spin-off of North American grocery business.
Cash dividends
Share repurchases
$6.9B share
buyback
authorization
remaining
through 2018

Reaffirming 2015 growth outlook

1.
Global category growth based on available Nielsen Global Data through June 2015 for measured channels in key markets where the company competes.  The company has adjusted the global category growth calculation to reflect current rather than average H1 2014 currency rates for the hyperinflationary markets of Venezuela and Argentina in order to better represent underlying category growth for the total portfolio.  Absent the adjustment in the calculation, for H1 2015 global category growth would have been 4.8% for Total Snacks.  Snacks categories include the combined biscuits, chocolate, gum and candy categories.
2.
Pro forma adjusted items include the coffee business transaction.  See Form 8-K dated July 30, 2015, and GAAP to Non-GAAP reconciliations at the end of this presentation.
PF 2014
2
PF 2015E
2
3%+
Organic Net Revenue Growth
$30.5B
Snacks
Categories
Growth
1
2014
H1 2015
3.9%
4.5%

Reaffirming margin targets

Adjusted Operating Income Margin
1.
Pro forma adjusted items include:  (a) coffee business transaction and (b) reclassification of joint venture equity earnings from operating income to equity method investment earnings.  See Form 8-K dated July 30, 2015 and the GAAP to Non-GAAP reconciliations at the end of this presentation.
2.
Excludes stranded cost impact of (20) to (30) basis points.
12.0%
PF 2013
PF 2014
PF 2015E
2016E
11.0%
1
1
1
~14%
2
15%-16%
Beyond 2016,
opportunity to drive
continued margin
expansion and
fund growth

Delivering world-class productivity levels
1.8%
2.5%
2.8%
2012
2013
2014
2015E-2018E
11
Note:  Net productivity levels for 2011 through H1 2015 include results from the company’s global coffee business that was combined with D.E Master Blenders 1753 on
July
2,
2015,
to
create
Jacobs
Douwe
Egberts.
3%+
3.2% in
H1 2015
Net Productivity as Percent of Cost of Goods Sold

Building a best-in-class plant footprint
Closed
/
Sold
Streamlined
Greenfields /
Brownfields
Completed
19
31
1
JDE
12
-
-
In
Process
-
16
13
Total
31
47
14

Manufacturing Network Transformation Activities
January 2012 to August 2015

~40 “Lines of the Future” by year-end 13 Biscuits Chocolate Gum Powdered Beverages 17 5 2 2 ~40 on-stream by year-end 2015 Lines On-Stream 1 Locations 26 1. As of August 31, 2015.

30%+ cost savings / ton
2x output of current
North American assets
20%+ cost savings / ton
Flexibility to produce wide
range of package sizes
20%+ cost savings / ton
Significantly reduced
manufacturing time
Lines of the Future driving savings

Significantly reducing overhead costs
Overheads as % of Net Revenue
PF 2013
2016E
Identify and capture sustainable cost
reductions with zero-based budgeting
approach (ZBB)
Three key initiatives:
Indirect costs
People costs and organizational model
Shared services
Further reductions targeted beyond
2016
Savings driving margin improvement
and
fueling growth investments

Indirect cost progress ahead of plans &
increasing/accelerating targets
Cost Package
2015
Status
Targeted
Reduction
Update
1.
Travel
+
50%+
Accelerate progress & reset targets
2.
Facilities
50%+
Expanded scope & reset targets
3.
Contractors & Consultants
+
70%+
Hit ‘18 target in ‘15 … reset target
4.
Perquisite Vehicles
40%
On track … reset policies
5.
Company Vehicles
+
40%
Consolidated program & 1 vendor
6.
Business Events
+
50%+
Accelerate progress & reset targets
7.
Legal Services
30%
On track … targeting best-in-class level
8.
Financial Services
30%
On track … targeting best-in-class level
9.
Information
Systems
+
40%
Exceeding ’15 targets … accelerate
10.
Learning
& Development
+
30%
Exceeding ‘15 targets … accelerate
11.
Sales Support
tbd
tbd
New package … set targets for ’16
12.
Marketing
Support
tbd
tbd
New package … set targets for ‘16

Global Shared Services –
driving process
effectiveness and scale benefits
Finance
40%+ of activities
in scope
~50% average cost
savings for in-scope
~150 separate process
migrations over 3 years
17
FP&A, accounting, overhead management
and supply chain finance
~50%
Function
% Activities
in Scope
Selected Key Activities
Human Resources
Payroll and HR administrative support
~40%
Order Management
Order-to-cash and collections
~40%
Sourcing
Indirect spend purchases and accounts
payable
~30%
Sales
Sales back office and operational support
~20%

Cost reduction programs driving margin
expansion and fueling growth

Delivering supply chain and overhead cost savings faster
than expected, while also finding new opportunities
Cost savings fueling both margin expansion and
increased growth investments
On track to deliver 2015 and 2016 Adjusted Operating
Income margin targets

Mark Clouse EVP and Chief Growth Officer

Growth plan built on strong foundation of world’s favorite snacks brands … 20 ~70% of H1 2015 Revenue 1 1. Excludes coffee.

… global category leadership North America Europe Global Latin America Asia Pacific Eastern Europe Middle East & Africa -- Source: Euromonitor 2014 Biscuits Chocolate Gum Candy 21

… and an advantaged geographic footprint Developed Markets 61% Emerging Markets 39% Pro Forma 2014 Revenue of $30.5B (excluding coffee) 22

Executing two strategies to drive long-term growth 23 Accelerate Base Business Growth Fill In Key Consumer Spaces

Stepping up investments in base
business in proven areas

Increase A&C investments to optimal levels
Shift A&C to high ROI digital and social
media outlets
Leverage Price Pack Architecture
Launch proven platforms into White Spaces
Accelerate
Base
Business
Growth

Increasing A&C behind Power Brands to drive
highest returns and improve share of voice

A&C as % Net Revenue
2014
2018E
Emerging
Markets
Developed
Markets
Emerging
Markets
Developed
Markets
8%+
10%+
SOV / SOM
1
in Key Markets
Increasing Total A&C Support
Especially in Emerging Markets
Improving Share of Voice
in Key Markets
2015E
2018E
Biscuits
Chocolate
Gum
Candy
1.
SOV / SOM = Share of Voice divided by Share of Market.
Source:  SMG/Carat.
Power
Brands %
80%+
~90%

Shifting support to high ROI digital and social media outlets 26 Digital as % Total Media Spend 2014 2018E 15%+ ~30% Digital and social media ROI ~2x traditional media

Leveraging Price Pack Architecture to
increase penetration and expand reach
Maximize Platforms to
Expand Occasions
Grow Category and Share
with Family Packs
Increase Accessibility
with Small Formats at
Low Price Points
Traditional Trade
Single Serve (e.g., 6 piece)
Gifting Tin
Bite-size bag
Multi-pack
Minis To-Go Cup
Minis Family Size
Regular Family Size

Opportunities to accelerate innovation expansion globally 28 USA Canada UK Germany Australia Brazil Russia India China Selected Biscuit Platform Opportunities Chocobakery

Global roll out of chocolate tablet innovation is
a great example of proven platform expansion

$0.5B+ revenue platform today; targeting
$1.0B+ revenue platform by 2020
Already present in 57 countries
Margin accretive to chocolate portfolio
Aligned playbook and global menu cards
for all launches
Leveraging advantaged assets
Category model driving faster deployment

Opportunities to enter category White
Spaces

Biscuits
Gum & Candy
Chocolate
Selected Category White Space Opportunities
Brazil
Russia
India
China
Egypt
Indonesia
Mexico
Nigeria
Saudi
Arabia
South
Africa
Turkey
Vietnam

Macro trends shaping snacking global behavior & creating growth opportunities 31 Fill In Key Consumer Spaces Emphasis on Well-Being Time Compression Shift of Income Distribution

Well-Being is the biggest opportunity to
accelerate growth
Drive Well-Being  focus through
existing portfolio and innovation
Simplify
and enhance
existing portfolio
Focus innovation
on consumer
Well-Being needs
Targeting 50%
of revenue in
Well-Being snacks
by 2020

Simplify and enhance existing portfolio

1.  Goals and results versus 2012 baseline.
Three ingredients:  whole
wheat, Canola oil and natural
flavors
No artificial colors
Sodium <170 mg/serving
today (11% reduction)
100% whole grains
Thinner, crispier formats
New simplified graphics
with front-of-pack labeling
2020 Goals
1
Reduce saturated fat 10%
Reduce sodium 10%
Increase whole grains 25%
Simplify ingredients
Remove artificial colors and
flavors
Execute front-of-pack calorie
labeling globally

Greater focus on Well-Being innovation
already impacting portfolio
~$40MM of revenue
1
Acquired in 2015, developing
global expansion plans
34
1.
2014 revenue.
2.
2014
revenue
for
childrens’
wholesome
platform,
which
includes
Barni,
Ourson
and
Teddy
Grahams.
~$300MM of revenue
2
Playful treat, made with only
wholesome, simple ingredients
$600MM+ of revenue
1
Combines convenience and taste
with proprietary energy bundle

E-commerce is changing the way
consumers are buying our brands
Develop and build an industry-leading
e-commerce snacks business
Optimize existing
platforms in
e-commerce
Build advantaged
next-generation
portfolio
$1B revenue
opportunity by 2020

Buy Now enabled media in 25
countries and with 130 retailers
Global e-commerce team
established
Forming strong partnerships with
global e-commerce retail leaders
Optimize existing platforms in e-commerce

Build advantaged next-generation portfolio Holiday Gifting Specialty Brand Expansion Custom Experiences / Personalization Licensed Products 37

Broadening portfolio to meet growing
consumer cohorts
Expand portfolio to include more
Aspirant and Premium offerings
Access to Power
Brands for Aspirants
Increase focus on
Premium segments
Strengthen Category
Growth and Shares

Expand portfolio to include more
Aspirant and Premium offerings
Aspirants
Middle Class
Upper Middle Class
Affluent
% of
2020
Households
1
~20%
25%+
~20%
~5%
Focus
1.
Reflects
percentage
of
global
households.
The
balance
of
remaining
households
typically
do
not
buy
branded
products
Source:
Euromonitor;
Company
Analysis
39
Affordable
Formats of Power
Brands
Strengthen
Premium and More
Special Brands

Already executing strategies to drive strong Organic Net Revenue growth 40 2015E Long-Term Growth Target Fill In Key Consumer Spaces 3%+ At or above category growth Accelerate Base Business Growth

Driving sustainable top- and bottom-line growth to deliver top-tier shareholder returns 41 Top-Tier Shareholder Returns Drive Revenue Growth Expand Gross Margin Reduce Overheads Invest for Growth

42 * * * *

GAAP to Non-GAAP Reconciliations

Net
Revenues
Gross Profit
Gross Profit
Margin
Operating
Income
Operating
Income
Margin
Reported (GAAP)
15,423
$
6,007
$
38.9%
1,652
$
10.7%
2012-2014 Restructuring Program costs
-
-
(3)
2014-2018 Restructuring Program costs
-
12
406
Integration Program and other acquisition integration costs
-
-
1
Remeasurement of net monetary assets in Venezuela
-
-
11
Costs associated with the coffee business transaction
-
3
185
Operating income from divestiture
-
-
(5)
Gain on divestiture
-
-
(13)
Acquisition-related costs
-
-
2
Rounding
-
-
1
Adjusted (Non-GAAP)
15,423
$
6,022
$
39.0%
2,237
$
14.5%
Reclassification of coffee business
(1,627)
(673)
(342)
Reclassification of equity method investment earnings
-
-
(51)
Pro Forma Adjusted (Non-GAAP)
13,796
$
5,349
$
38.8%
1,844
$
13.4%
Currency
715
271
Pro Forma Adjusted @ Constant FX (Non-GAAP)
6,064
$
2,115
$
Net
Revenues
Gross Profit
Gross Profit
Margin
Operating
Income
Operating
Income
Margin
Reported (GAAP)
17,077
$
6,309
$
36.9%
1,800
$
10.5%
Spin-Off Costs
-
-
19
2012-2014 Restructuring Program costs
-
6
139
2014-2018 Restructuring Program costs
-
-
10
Integration Program and other acquisition integration costs
-
-
(2)
Remeasurement of net monetary assets in Venezuela
-
-
142
Costs associated with the coffee business transaction
-
-
5
Operating income from divestiture
-
-
(3)
Adjusted (Non-GAAP)
17,077
$
6,315
$
37.0%
2,110
$
12.4%
Reclassification of coffee business
(1,858)
(750)
(310)
Reclassification of equity method investment earnings
-
-
(57)
Pro Forma Adjusted (Non-GAAP)
15,219
$
5,565
$
36.6%
1,743
$
11.5%
Gross Profit
Operating
Income
% Change -
Reported (GAAP)
(4.8)%
(8.2)%
% Change -
Adjusted (Non-GAAP)
(4.6)%
6.0%
% Change -
Pro Forma Adjusted (Non-GAAP)
(3.9)%
5.8%
% Change -
Pro Forma Adjusted @ Constant FX (Non-GAAP)
9.0%
21.3%
For the Six Months Ended June 30, 2014
Gross Profit/Operating Income to
Pro Forma Adjusted Gross Profit/Operating Income
(in millions of U.S. dollars) (Unaudited)
For the Six Months Ended June 30, 2015

GAAP to Non-GAAP Reconciliations

Net Revenues
Operating
Income
Operating
Income  Margin
Reported (GAAP)
34,244
$
3,242
$
9.5%
Spin-Off Costs
-
35
2012-2014 Restructuring Program costs
-
459
2014-2018 Restructuring Program costs
-
381
Integration Program and other acquisition integration costs
-
(4)
Remeasurement of net monetary assets in Venezuela
-
167
Costs associated with the coffee business transaction
-
77
Operating income from divestiture
-
(8)
Acquisition-related costs
-
2
Intangible asset impairment charges
-
57
Adjusted (Non-GAAP)
34,244
$
4,408
$
12.9%
Reclassification of coffee business
(3,776)
(646)
Reclassification of equity method investment earnings
-
(104)
Pro Forma Adjusted (Non-GAAP)
30,468
$
3,658
$
12.0%
Net Revenues
Operating
Income
Operating
Income  Margin
Reported (GAAP)
35,299
$
3,971
$
11.2%
Spin-Off Costs
-
62
2012-2014 Restructuring Program costs
-
330
Integration Program and other acquisition integration costs
-
220
Benefit from indemnification resolution
-
(336)
Remeasurement of net monetary assets in Venezuela
-
54
Gains on acquisition and divestitures, net
-
(30)
Impact from divestitures
(70)
(12)
Acquisition-related costs
-
2
Adjusted (Non-GAAP)
35,229
$
4,261
$
12.1%
Reclassification of coffee business
(3,904)
(700)
Reclassification of equity method investment earnings
-
(101)
Pro Forma Adjusted (Non-GAAP)
31,325
$
3,460
$
11.0%
For the Twelve Months Ended December 31, 2013
For the Twelve Months Ended December 31, 2014
Pro Forma Adjusted Net Revenue / Operating Income
Net Revenue / Operating Income to
(in millions of U.S. dollars) (Unaudited)